                          Independent Auditors' Consent
                          -----------------------------

We consent to the references to our firm in  Post-Effective  Amendment No. 27 to the Registration  Statement on Form N-1A of Permanent Portfolio Family of Funds,
Inc.  and to the use of our  report,  dated  March  8,  2002,  on the  financial statements  and financial  highlights of the Permanent  Portfolio,  the Treasury
Bill  Portfolio,  the  Versatile  Bond  Portfolio,  and  the  Aggressive  Growth
Portfolio,  each a series of shares of Permanent Portfolio Family of Funds, Inc.
Such  financial  statements and financial  highlights  appear in the 2002 Annual
Report to Shareholders  which is  incorporated by reference in the  Registration
Statement.

/s/ Tait, Weller & Baker

Philadelphia, Pennsylvania
May 29, 2002

                                Exhibit 11.3

                    PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                               PERMANENT PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

       n
P (1+T)  = ERV

P = initial  investment in shares
T = average  annual total return
n = number of days
ERV = ending redeemable value

Average annual total return for 1 year ended January 31, 2002:

       n
P (1+T)  = ERV

           1
1,000 (1+T)  = 1,040.29

1+T = 1.04029

T = 4.03%

Average annual total return for 5 years ended January 31, 2002:

       n
P (1+T)  = ERV

           5
1,000 (1+T)  = 1,232.30

             1/5
1+T = 1.23230

1+T = 1.04266

T = 4.27%

Average annual total return for 10 years ended January 31, 2002:

       n
P (1+T)  = ERV

           10
1,000 (1+T)   = 1,632.13

             1/10
1+T = 1.63213

1+T = 1.05021

T = 5.02%

Average annual total return for 15 years ended January 31, 2002:

       n
P (1+T)  = ERV

           15
1,000 (1+T)   = 1,998.65

             1/15
1+T = 1.99865

1+T = 1.04725

T = 4.73%

Average annual total return for 19 years, 62-days ended January 31, 2002:

       n
P (1+T)  = ERV

           19.1699
1,000 (1+T)        = 2,420.23

               1/19.1699
1+T = 2.42023

1+T = 1.04719

T = 4.72%

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                            TREASURY BILL PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

       n
P (1+T)  = ERV

P = initial  investment in shares
T = average  annual total return
n = number of days
ERV = ending redeemable value

Average annual total return for 1 year ended January 31, 2002:

       n
P (1+T)  = ERV

           1
1,000 (1+T)  = 1,025.48

1+T = 1.02548

T = 2.55%

Average annual total return for 5 years ended January 31, 2002:

       n
P (1+T)  = ERV

           5
1,000 (1+T)  = 1,208.33

             1/5
1+T = 1.20833

1+T = 1.03857

T = 3.86%

Average annual total return for 10 years ended January 31, 2002:

       n
P (1+T)  = ERV

           10
1,000 (1+T)   = 1,434.23

             1/10
1+T = 1.43423

1+T = 1.03672

T = 3.67%

Average annual total return for 14 years, 250-days ended January 31, 2002:

       n
P (1+T)  = ERV

           14.6849
1,000 (1+T)        = 1,903.06

              1/14.6849
1+T = 1.90306

1+T = 1.04479

T = 4.48%

                    PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                             TREASURY BILL PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

Yield for 7 days ended January 31, 2002:

Share price at January 24, 2002 (net of capital gains):       $67.58
Share price at January 31, 2002 (net of capital gains):       $67.63

     (                         )
     (      67.63 - 67.58      )            365
     (      -------------      )     *      ---       =     3.86%
     (67.58)             7

Effective yield for 7 days ended January 31, 2002:

              [(                           )  ^   52.14   ]
              [(        67.63 - 67.58      )              ]
              [(  1  +  -------------      )              ] -  1  =   3.93%
              [(67.58)              ]

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                            TREASURY BILL PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

Yield for 30 days ended January 31, 2002:

                            [(                   )  6    ]
    YIELD    =              [(       a-b    + 1  )       ]
                     2      [(      -------      )    -1 ]
                            [(      (c)(d)       )       ]

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares  outstanding  during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

                            [(                                )  6    ]
                            [(      111,525.49-78,962.78  + 1 )       ]
    YIELD    =       2      [(      --------------------      )    -1 ]
                            [(      (1,080,915.246)(67.69)    )       ]

                            [(                                )  6    ]
                            [(      32,562.71  + 1            )       ]
    YIELD    =       2      [(      -------------             )    -1 ]
                            [(73,167,153.00)       ]

                            [(                                )  6    ]
                            [(                                )       ]
    YIELD    =       2      [(1.00044505)    -1 ]
                            [(                                )       ]

                            [(                                        ]
                            [(                                        ]
    YIELD    =       2      [(      .00267325                         ]
                            [(                                        ]

    YIELD    =       .5347%

                    PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                            VERSATILE BOND PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

       n
P (1+T) = ERV

P = initial  investment in shares
T = average annual total return
n = number of days
ERV = ending redeemable value

Average annual total return for 1 year ended January 31, 2002:

       n
P (1+T)  = ERV

           1
1,000 (1+T)  = 1,053.58

1+T = 1.05358

T = 5.36%

Average annual total return for 5 years ended January 31, 2002:

       n
P (1+T)  = ERV

           5
1,000 (1+T)   = 1,273.92

              1/5
1+T = 1.27392

1+T = 1.04961

T = 4.96%

Average annual total return for 10 years ended January 31, 2002:

       n
P (1+T)  = ERV

           10
1,000 (1+T)      = 1,604.77

              1/10
1+T = 1.60477

1+T = 1.04843

T = 4.84%

Average annual total return for 10 years, 127-days ended January 31, 2002:

       n
P (1+T)  = ERV

           10.3479
1,000 (1+T)      = 1,622.95

              1/10.3479
1+T = 1.62295

1+T = 1.04791

T = 4.79%

                   PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                            VERSATILE BOND PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

Yield for 30 days ended January 31, 2002:

                            [(                   )  6    ]
    YIELD    =              [(       a-b    + 1  )       ]
                     2      [(      -------      )    -1 ]
                            [(      (c)(d)       )       ]

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares  outstanding  during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

                            [(                                )  6    ]
                            [(      61,842.40-30,883.36  + 1  )       ]
    YIELD    =       2      [(      --------------------      )    -1 ]
                            [(      (411,806.88)(60.38)       )       ]

                            [(                                )  6    ]
                            [(      30,959.04  + 1            )       ]
    YIELD    =       2      [(      -------------             )    -1 ]
                            [(24,864,899.41)       ]

                            [(                                )  6    ]
                            [(                                )       ]
    YIELD    =       2      [(1.00124509)    -1 ]
                            [(                                )       ]

                            [(                                        ]
                            [(                                        ]
    YIELD    =       2      [(       .00749383                        ]
                            [(                                        ]

    YIELD    =       1.4988%

                    PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                  SCHEDULE OF CALCULATIONS OF PERFORMANCE DATA

       n
P (1+T)  = ERV

P = initial  payment
T = average  annual  total  return
n = number of days
ERV = ending redeemable value

Average annual total return for 1 year ended January 31, 2002:

       n
P (1+T)  = ERV

           1
1,000 (1+T)  = 942.78

1+T = .94278

T = (5.72)%

Average annual total return for 5 years ended January 31, 2002:

       n
P (1+T)  = ERV

           5
1,000 (1+T) = 1,914.87

             1/5
1+T = 1.91487

1+T = 1.13875

T = 13.88%

Average annual total return for 10 years ended January 31, 2002:

       n
P (1+T)  = ERV

          10
1,000 (1+T)      = 4,508.49

             1/10
1+T = 4.50849

1+T = 1.16253

T = 16.25%

Average annual total return for 12 years, 29-days ended January 31, 2002:

       n
P (1+T)  = ERV

          12.079
1,000 (1+T)      = 4,957.67

             1/12.079
1+T = 4.95767

1+T = 1.14172

T = 14.17%

                                EXHIBIT 16